                        SWIDLER BERLIN SHEREFF FRIEDMAN, LLP
                                  919 THIRD AVENUE
                           NEW YORK, NEW YORK 10022-9998
                                   (212) 758-9500

                                        September 18, 1998

Prudential National Municipals Fund, Inc.
Gateway Center Three
Newark, New Jersey 07102

Prudential Municipal Bond Fund
(Intermediate Series)
Gateway Center Three
Newark, New Jersey 07102


Dear Sirs:

     We are acting as counsel to Prudential National Municipals Fund, Inc., a Maryland corporation ("National Municipals Fund") and Prudential Municipal Bond Fund, a Massachusetts business trust ("Bond Fund") in connection with the proposed transfer of the assets of the Intermediate Series ("Intermediate Series") of Bond Fund to the National Municipals Fund and the assumption by National Municipals Fund of Intermediate Series' liabilities, if any, in exchange for shares of the National Municipals Fund (the "Shares") pursuant to an Agreement and Plan of Reorganization (the "Agreement"). The transactions contemplated by the Agreement are collectively referred to herein as the "Reorganization."

     We have participated in the preparation of the National Municipals Fund's Registration Statement on Form N-14 (the "Registration Statement") relating, among other things, to the Shares of National Municipals Fund to be offered in exchange for the assets and the assumption of the liabilities of Intermediate Series, and containing the Prospectus and Proxy Statement relating to the Reorganization (collectively, the "Prospectus"), filed with the Securities and Exchange Commission (the "Commission") pursuant to the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission thereunder. In addition, in connection with rendering the opinions expressed herein, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents, records and instruments as we have deemed necessary or appropriate for the purpose of rendering this opinion, including the form of the Agreement included as Appendix B to the Prospectus.

     In our examination of the foregoing documents, we have assumed the genuineness of all signatures, the authority of each signatory, the due execution and delivery of all documents by all

Prudential National Municipals Fund, Inc. Prudential Municipal Bond Fund (Intermediate Series) September 18, 1998 Page 2

parties, the authenticity of all agreements, documents, certificates and instruments submitted to us as originals, the conformity of the Agreement as executed and delivered by the parties with the form of the Agreement contained in the Prospectus, and the conformity with originals of all agreements, documents, certificates and instruments submitted to us as copies.

     In rendering the opinions expressed herein, we have assumed that the transactions contemplated by the Agreement will be consummated in accordance therewith and as described in the Prospectus. As to other questions of fact material to this opinion, we have assumed, with your approval and without independent investigation or verification, that the following facts will be accurate and complete as of the consummation of the Reorganization (the "Closing Date").

     1. The fair market value of the Shares to be received by each Intermediate Series shareholder will be equal to the fair market value of the shares of beneficial interest of Intermediate Series surrendered in exchange therefor upon the liquidation of Intermediate Series.

     2. There will be no plan or intention by any shareholder of Intermediate Series who owns 5 percent or more of Intermediate Series shares of beneficial interest, and to the best of the knowledge of management of Intermediate Series, there will be no plan or intention on the part of the remaining shareholders of Intermediate Series, to sell, exchange, or otherwise dispose of a number of Shares received in the Reorganization that would reduce Intermediate Series shareholders' ownership of Shares of National Municipals Fund to a number of Shares having a value, as of the Closing Date, of less than 50 percent of the value of all formerly outstanding shares of beneficial interest of Intermediate Series as of the same date. For purposes hereof, shares of beneficial interest of Intermediate Series exchanged for cash or other property, surrendered by dissenters, or exchanged for cash in lieu of fractional Shares of National Municipals Fund will be treated as outstanding shares of beneficial interest of Intermediate Series at the Closing Date of the Reorganization. Moreover, shares of beneficial interest of Intermediate Series and Shares of National Municipals Fund held by Intermediate Series shareholders and otherwise sold, redeemed, or disposed of prior or subsequent to the Reorganization and as part of the Reorganization will be considered in making this assumption.

     3. Pursuant to the Agreement, Intermediate Series will distribute in complete liquidation of Intermediate Series, the Shares of National Municipals Fund received by Intermediate Series in the Reorganization.

     4. The liabilities of Intermediate Series assumed by National Municipals Fund pursuant to the Reorganization, plus the liabilities, if any, to which assets transferred pursuant to the Reorganization will be subject, constitute less than 20% of the total consideration for the Reorganization, all such liabilities will have been incurred by Intermediate Series in the ordinary

Prudential National Municipals Fund, Inc. Prudential Municipal Bond Fund (Intermediate Series) September 18, 1998 Page 3

course of its business, and National Municipals Fund will pay no other consideration, except for the Shares, in connection with the Reorganization.

     5. All expenses incurred by Intermediate Series with respect to the Reorganization will be borne by Intermediate Series. Each shareholder of Intermediate Series will pay its respective share of the expenses, if any, incurred in connection with the Reorganization. National Municipals Fund will pay the expenses, if any, incurred by it in connection with the Reorganization.

     6. No intercorporate indebtedness will exist between National Municipals Fund and Intermediate Series that was issued, acquired, or will be settled at a discount.

     7. Intermediate Series will not own, directly or indirectly, nor will it have owned during the five years preceding the Closing Date, directly or indirectly, any stock of National Municipals Fund.

     8. The assets of Intermediate Series transferred to National Municipals Fund will include all assets owned by Intermediate Series at fair market value on the Closing Date subject to all known liabilities of Intermediate Series at such time.

     9. In accordance with the terms of the Agreement, Intermediate Series will transfer all of its business and will transfer assets to National Municipals Fund representing at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Intermediate Series immediately prior to the Reorganization. For purposes of this assumption, amounts paid by Intermediate Series to shareholders who receive cash or other property, amounts paid to dissenters, amounts used by Intermediate Series to pay its reorganization expenses and all redemptions and distributions (other than regular, normal redemptions and dividends) made by Intermediate Series immediately preceding the Reorganization will be included as assets of Intermediate Series held immediately prior to the Reorganization.

     10. The fair market value of the assets of Intermediate Series transferred to National Municipals Fund will equal or exceed the sum of liabilities assumed by National Municipals Fund, plus the amount of liabilities, if any, to which the transferred assets will be subject.

     11. Intermediate Series will not be under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

Prudential National Municipals Fund, Inc.
Prudential Municipal Bond Fund (Intermediate Series)
September 18, 1998
Page 4

     12. No cash will be paid to the shareholders of Intermediate Series in lieu of fractional Shares.

     13. For federal income tax purposes, Intermediate Series will qualify as a regulated investment company (as defined in Code Section 851) and will have so qualified since its formation. The provisions of Code Sections 851 through 855 apply to Intermediate Series and will continue to apply through the Closing Date.

     14. As of the Closing Date, Intermediate Series will have declared to its shareholders of record a dividend or dividends payable prior to closing, which together with all previous such dividends will have the effect of distributing all of Intermediate Series' investment company taxable income plus the excess of its interest income, if any, excludable from gross income under Code Section 103(a) (including by virtue of prior Section 853(b)(5)(C) of the Code) over its deductions disallowed under Sections 265 and 171(a)(2) for the taxable year of Intermediate Series ending on the Closing Date and all its net capital gain realized in such taxable year.

     15. Except to the extent necessary to comply with its legal obligation to redeem its own shares, National Municipals Fund will have no plan or intention to reacquire any of the Shares issued in the Reorganization.

     16. Aside from an initial realignment of the portfolio of Intermediate Series in which National Municipals Fund will dispose of no more than 66 2/3% of Intermediate Series' assets acquired in the Reorganization, National Municipals Fund will have no plan or intention to sell or otherwise dispose of any of the assets of the Intermediate Series acquired in the Reorganization, other than dispositions made in the ordinary course of business.

     17. Following the Reorganization, National Municipals Fund will continue the historic business of Intermediate Series or use a significant portion of Intermediate Series' historic business assets in its business.

     18. National Municipals Fund will not own, directly or indirectly, nor will it have owned during the five years preceding the Closing Date, directly or indirectly, any shares of beneficial interest of Intermediate Series.

     19. National Municipals Fund will not be under the jurisdiction of a court in a Title 11 or similar case within the meaning of Code Section 368(a)(3)(A).

     20. For federal income tax purposes, National Municipals Fund will qualify as a regulated investment company (as defined in Code Section 851) and will have so qualified since

Prudential National Municipals Fund, Inc.
Prudential Municipal Bond Fund (Intermediate Series)
September 18, 1998
Page 5

its formation. The provisions of Code Sections 851 through 855 apply to National Municipals Fund prior to the Reorganization and will continue to apply after the Closing Date.

     21. No compensation received by any shareholder-employee of Intermediate Series will be separate consideration for the Reorganization; none of the Shares of National Municipals Fund received by any shareholder-employee will be separate consideration for, or allocable to, any employment agreement; and any compensation paid to any shareholder-employee will be for services actually rendered and will be commensurate with amounts paid to other parties bargaining at arm's length for similar services.

     We note that we are members of the Bar of the State of New York and that our opinion is expressly limited to the federal laws of the United States.

     Based on the foregoing and subject to the assumptions and limitations set forth above and such examination of law as we have deemed necessary, we are of the opinion that:

     1. The Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code;

     2. Intermediate Series and National Municipals Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     3. Pursuant to Sections 361(a) and 357(a) of the Code, no gain or loss will be recognized by Intermediate Series upon the transfer of its assets to National Municipals Fund in exchange solely for Shares of National Municipals Fund as a result of the Reorganization and the assumption by National Municipals Fund of Intermediate Series' liabilities, if any, or upon the distribution (whether actual or constructive) of the Shares of National Municipals Fund in complete liquidation of Intermediate Series;

     4. Pursuant to Section 1032(a) of the Code, no gain or loss will be recognized by National Municipals Fund upon its acquisition of Intermediate Series' assets solely in exchange for Shares of National Municipals Fund and the assumption by National Municipals Fund of the liabilities of Intermediate Series;

     5. Pursuant to Section 362(b) of the Code, the basis of the assets of Intermediate Series acquired by National Municipals Fund will be the same as the basis of such assets when held by Intermediate Series immediately prior to the Reorganization;

Prudential National Municipals Fund, Inc.
Prudential Municipal Bond Fund (Intermediate Series)
September 18, 1998
Page 6

     6. Pursuant to Section 1223(2) of the Code, the holding period of the assets of Intermediate Series acquired by National Municipals Fund will include the period during which such assets were held by Intermediate Series;

     7. Pursuant to Section 354(a)(1) of the Code, no gain or loss will be recognized by a shareholder of Intermediate Series upon the exchange of his or her shares of beneficial interest solely for Shares of National Municipals Fund, including fractional Shares, in liquidation of Intermediate Series;

     8. Pursuant to Section 358(a)(1) of the Code, the basis of the Shares of National Municipals Fund received by former Intermediate Series shareholders will be the same as the basis of Intermediate Series shares of beneficial interest surrendered in exchange therefor; and

     9. Pursuant to Section 1223(1) of the Code, the holding period for Shares of National Municipals Fund received by each shareholder of Intermediate Series in exchange for his or her shares of beneficial interest of Intermediate Series will include the period during which such shareholder held shares of beneficial interest of Intermediate Series (provided Intermediate Series shares of beneficial interest were held as capital assets on the date of the exchange).

     The opinions expressed herein are based upon currently applicable statutes and regulations and existing judicial and administrative interpretations. We can provide no assurance that such statutes or regulations, or existing judicial or administrative interpretations thereof, will not be amended, revoked or modified (possibly prior to the Closing Date) in a manner which would affect any of our conclusions. Finally, we note that this opinion is solely for the benefit of the addressees hereof in connection with the transaction described herein and, except as otherwise provided herein, should not be referred to, used, relied upon or quoted (with or without specific reference to our firm) in any documents, reports, financial statements or otherwise, without our prior written consent.

     We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name and to any reference to our firm in the Registration Statement or in the Prospectus constituting part thereof.

                                   Very truly yours,
                                   /s/ Swidler Berlin Shereff Friedman, LLP
                                   Swidler Berlin Shereff Friedman, LLP

Prudential National Municipals Fund, Inc.
Prudential Municipal Bond Fund (Intermediate Series)
September 18, 1998
Page 7

SBSF:JHN:MKN:RDB:SDB:GNB

                         SWIDLER BERLIN SHEREFF FRIEDMAN, LLP
                                   919 THIRD AVENUE
                            NEW YORK, NEW YORK 10022-9998
                                    (212) 758-9500


                                        September 18, 1998

Prudential National Municipals Fund, Inc.
Gateway Center Three
Newark, New Jersey 07102

Prudential Municipal Series Fund
(Michigan Series)
Gateway Center Three
Newark, New Jersey 07102


Dear Sirs:

     We are acting as counsel to Prudential National Municipals Fund, Inc., a Maryland corporation ("National Municipals Fund") and Prudential Municipal Series Fund, a Massachusetts business trust ("Series Fund") in connection with the proposed transfer of the assets of the Michigan Series ("Michigan Series") of Series Fund to the National Municipals Fund and the assumption by National Municipals Fund of Michigan Series' liabilities, if any, in exchange for Class A shares of the National Municipals Fund (the "Shares") pursuant to an Agreement and Plan of Reorganization (the "Agreement"). The transactions contemplated by the Agreement are collectively referred to herein as the "Reorganization."

     We have participated in the preparation of the National Municipals Fund's Registration Statement on Form N-14 (the "Registration Statement") relating, among other things, to the Shares of National Municipals Fund to be offered in exchange for the assets and the assumption of the liabilities of Michigan Series, and containing the Prospectus and Proxy Statement relating to the Reorganization (collectively, the "Prospectus"), filed with the Securities and Exchange Commission (the "Commission") pursuant to the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission thereunder. In addition, in connection with rendering the opinions expressed herein, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents, records and instruments as we have deemed necessary or appropriate for the purpose of rendering this opinion, including the form of the Agreement included as Appendix B to the Prospectus.

     In our examination of the foregoing documents we have assumed the genuineness of all signatures, the authority of each signatory, the due execution and delivery of all documents by all parties, the authenticity of all agreements, documents, certificates and instruments submitted to

Prudential National Municipals Fund, Inc.
Prudential Municipal Bond Fund (Michigan Series)
September 18, 1998
Page 2

us as originals, the conformity of the Agreement as executed and delivered by the parties with the form of the Agreement contained in the Prospectus, and the conformity with originals of all agreements, documents, certificates and instruments submitted to us as copies.

     In rendering the opinions expressed herein, we have assumed that the transactions contemplated by the Agreement will be consummated in accordance therewith and as described in the Prospectus. As to other questions of fact material to this opinion, we have assumed, with your approval and without independent investigation or verification, that the following facts will be accurate and complete as of the consummation of the Reorganization (the "Closing Date").

     1. The fair market value of the Shares to be received by each Michigan Series shareholder will be equal to the fair market value of the shares of beneficial interest of Michigan Series surrendered in exchange therefor upon the liquidation of Michigan Series.

     2. There will be no plan or intention by any shareholder of Michigan Series who owns 5 percent or more of Michigan Series shares of beneficial interest, and to the best of the knowledge of management of Michigan Series, there will be no plan or intention on the part of the remaining shareholders of Michigan Series, to sell, exchange, or otherwise dispose of a number of Shares received in the Reorganization that would reduce Michigan Series shareholders' ownership of Shares of National Municipals Fund to a number of Shares having a value, as of the Closing Date, of less than 50 percent of the value of all formerly outstanding shares of beneficial interest of Michigan Series as of the same date. For purposes hereof, shares of beneficial interest of Michigan Series exchanged for cash or other property, surrendered by dissenters, or exchanged for cash in lieu of fractional Shares of National Municipals Fund will be treated as outstanding shares of beneficial interest of Michigan Series at the Closing Date of the Reorganization. Moreover, shares of beneficial interest of Michigan Series and Shares of National Municipals Fund held by Michigan Series shareholders and otherwise sold, redeemed, or disposed of prior or subsequent to the Reorganization and as part of the Reorganization will be considered in making this assumption.

     3. Pursuant to the Agreement, Michigan Series will distribute in complete liquidation of Michigan Series, the Shares of National Municipals Fund received by Michigan Series in the Reorganization.

     4. The liabilities of Michigan Series assumed by National Municipals Fund pursuant to the Reorganization, plus the liabilities, if any, to which assets transferred pursuant to the Reorganization will be subject, constitute less than 20% of the total consideration for the Reorganization, all such liabilities will have been incurred by Michigan Series in the ordinary course of its business, and National Municipals Fund will pay no other consideration, except for

Prudential National Municipals Fund, Inc.
Prudential Municipal Bond Fund (Michigan Series)
September 18, 1998
Page 3

the Shares, in connection with the Reorganization.

     5. All expenses incurred by Michigan Series with respect to the Reorganization will be borne by Michigan Series. Each shareholder of Michigan Series will pay its respective share of the expenses, if any, incurred in connection with the Reorganization. National Municipals Fund will pay the expenses, if any, incurred by it in connection with the Reorganization.

     6. No intercorporate indebtedness will exist between National Municipals Fund and Michigan Series that was issued, acquired, or will be settled at a discount.

     7. Michigan Series will not own, directly or indirectly, nor will it have owned during the five years preceding the Closing Date, directly or indirectly, any stock of National Municipals Fund.

     8. The assets of Michigan Series transferred to National Municipals Fund will include all assets owned by Michigan Series at fair market value on the Closing Date subject to all known liabilities of Michigan Series at such time.

     9. In accordance with the terms of the Agreement, Michigan Series will transfer all of its business and will transfer assets to National Municipals Fund representing at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Michigan Series immediately prior to the Reorganization. For purposes of this assumption, amounts paid by Michigan Series to shareholders who receive cash or other property, amounts paid to dissenters, amounts used by Michigan Series to pay its reorganization expenses and all redemptions and distributions (other than regular, normal redemptions and dividends) made by Michigan Series immediately preceding the Reorganization will be included as assets of Michigan Series held immediately prior to the Reorganization.

     10. The fair market value of the assets of Michigan Series transferred to National Municipals Fund will equal or exceed the sum of liabilities assumed by National Municipals Fund, plus the amount of liabilities, if any, to which the transferred assets will be subject.

     11. Michigan Series will not be under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

     12. No cash will be paid to the shareholders of Michigan Series in lieu of fractional Shares.

Prudential National Municipals Fund, Inc.
Prudential Municipal Bond Fund (Michigan Series)
September 18, 1998
Page 4

     13. For federal income tax purposes, Michigan Series will qualify as a regulated investment company (as defined in Code Section 851) and will have so qualified since its formation. The provisions of Code Sections 851 through 855 apply to Michigan Series and will continue to apply through the Closing Date.

     14. As of the Closing Date, Michigan Series will have declared to its shareholders of record a dividend or dividends payable prior to closing, which together with all previous such dividends will have the effect of distributing all of Michigan Series' investment company taxable income plus the excess of its interest income, if any, excludable from gross income under Code Section 103(a) (including by virtue of prior Section 853(b)(5)(C) of the Code) over its deductions disallowed under Sections 265 and 171(a)(2) for the taxable year of Michigan Series ending on the Closing Date and all its net capital gain realized in such taxable year.

     15. Except to the extent necessary to comply with its legal obligation to redeem its own shares, National Municipals Fund will have no plan or intention to reacquire any of the Shares issued in the Reorganization.

     16. Aside from an initial realignment of the portfolio of Michigan Series in which National Municipals Fund will dispose of no more than 66 2/3% of Michigan Series' assets acquired in the Reorganization, National Municipals Fund will have no plan or intention to sell or otherwise dispose of any of the assets of the Michigan Series acquired in the Reorganization, other than dispositions made in the ordinary course of business.

     17. Following the Reorganization, National Municipals Fund will continue the historic business of Michigan Series or use a significant portion of Michigan Series' historic business assets in its business.

     18. National Municipals Fund will not own, directly or indirectly, nor will it have owned during the five years preceding the Closing Date, directly or indirectly, any shares of beneficial interest of Michigan Series.

     19. National Municipals Fund will not be under the jurisdiction of a court in a Title 11 or similar case within the meaning of Code Section 368(a)(3)(A).

     20. For federal income tax purposes, National Municipals Fund will qualify as a regulated investment company (as defined in Code Section 851) and will have so qualified since its formation. The provisions of Code Sections 851 through 855 apply to National Municipals Fund prior to the Reorganization and will continue to apply after the Closing Date.

Prudential National Municipals Fund, Inc.
Prudential Municipal Bond Fund (Michigan Series)
September 18, 1998
Page 5

     21. No compensation received by any shareholder-employee of Michigan Series will be separate consideration for the Reorganization; none of the Shares of National Municipals Fund received by any shareholder-employee will be separate consideration for, or allocable to, any employment agreement; and any compensation paid to any shareholder-employee will be for services actually rendered and will be commensurate with amounts paid to other parties bargaining at arm's length for similar services.

     We note that we are members of the Bar of the State of New York and that our opinion is expressly limited to the federal laws of the United States.

     Based on the foregoing and subject to the assumptions and limitations set forth above and such examination of law as we have deemed necessary, we are of the opinion that:

     1. The Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code;

     2. Michigan Series and National Municipals Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     3. Pursuant to Sections 361(a) and 357(a) of the Code, no gain or loss will be recognized by Michigan Series upon the transfer of its assets to National Municipals Fund in exchange solely for Shares of National Municipals Fund as a result of the Reorganization and the assumption by National Municipals Fund of Michigan Series' liabilities, if any, or upon the distribution (whether actual or constructive) of the Shares of National Municipals Fund in complete liquidation of Michigan Series;

     4. Pursuant to Section 1032(a) of the Code, no gain or loss will be recognized by National Municipals Fund upon its acquisition of Michigan Series' assets solely in exchange for Shares of National Municipals Fund and the assumption by National Municipals Fund of the liabilities of Michigan Series;

     5. Pursuant to Section 362(b) of the Code, the basis of the assets of Michigan Series acquired by National Municipals Fund will be the same as the basis of such assets when held by Michigan Series immediately prior to the Reorganization;

     6. Pursuant to Section 1223(2) of the Code, the holding period of the assets of Michigan Series acquired by National Municipals Fund will include the period during which such assets were held by Michigan Series;

Prudential National Municipals Fund, Inc.
Prudential Municipal Bond Fund (Michigan Series)
September 18, 1998
Page 6

     7. Pursuant to Section 354(a)(1) of the Code, no gain or loss will be recognized by a shareholder of Michigan Series upon the exchange of his or her shares of beneficial interest solely for Shares of National Municipals Fund, including fractional Shares, in liquidation of Michigan Series;

     8. Pursuant to Section 358(a)(1) of the Code, the basis of the Shares of National Municipals Fund received by former Michigan Series shareholders will be the same as the basis of Michigan Series shares of beneficial interest surrendered in exchange therefor; and

     9. Pursuant to Section 1223(1) of the Code, the holding period for Shares of National Municipals Fund received by each shareholder of Michigan Series in exchange for his or her shares of beneficial interest of Michigan Series will include the period during which such shareholder held shares of beneficial interest of Michigan Series (provided Michigan Series shares of beneficial interest were held as capital assets on the date of the exchange).

     The opinions expressed herein are based upon currently applicable statutes and regulations and existing judicial and administrative interpretations. We can provide no assurance that such statutes or regulations, or existing judicial or administrative interpretations thereof, will not be amended, revoked or modified (possibly prior to the Closing Date) in a manner which would affect any of our conclusions. Finally, we note that this opinion is solely for the benefit of the addressees hereof in connection with the transaction described herein and, except as otherwise provided herein, should not be referred to, used, relied upon or quoted (with or without specific reference to our firm) in any documents, reports, financial statements or otherwise, without our prior written consent.

     We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name and to any reference to our firm in the Registration Statement or in the Prospectus constituting part thereof.

                                   Very truly yours,
                                   /s/ Swidler Berlin Shereff Friedman, LLP
                                   Swidler Berlin Shereff Friedman, LLP

SBSF:JHN:MKN:RDB:SDB:GNB

                        SWIDLER BERLIN SHEREFF FRIEDMAN, LLP
                                  919 THIRD AVENUE
                           NEW YORK, NEW YORK 10022-9998
                                   (212) 758-9500

                                        September 18, 1998

Prudential National Municipals Fund, Inc.
Gateway Center Three
Newark, New Jersey 07102

Prudential Municipal Series Fund
(Maryland Series)
Gateway Center Three
Newark, New Jersey 07102


Dear Sirs:

     We are acting as counsel to Prudential National Municipals Fund, Inc., a Maryland corporation ("National Municipals Fund") and Prudential Municipal Series Fund, a Massachusetts business trust ("Series Fund") in connection with the proposed transfer of the assets of the Maryland Series ("Maryland Series") of Series Fund to the National Municipals Fund and the assumption by National Municipals Fund of Maryland Series' liabilities, if any, in exchange for Class A shares of the National Municipals Fund (the "Shares") pursuant to an Agreement and Plan of Reorganization (the "Agreement"). The transactions contemplated by the Agreement are collectively referred to herein as the "Reorganization."

     We have participated in the preparation of the National Municipals Fund's Registration Statement on Form N-14 (the "Registration Statement") relating, among other things, to the Shares of National Municipals Fund to be offered in exchange for the assets and the assumption of the liabilities of Maryland Series, and containing the Prospectus and Proxy Statement relating to the Reorganization (collectively, the "Prospectus"), filed with the Securities and Exchange Commission (the "Commission") pursuant to the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission thereunder. In addition, in connection with rendering the opinions expressed herein, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents, records and instruments as we have deemed necessary or appropriate for the purpose of rendering this opinion, including the form of the Agreement included as Appendix B to the Prospectus.

     In our examination of the foregoing documents, we have assumed the genuineness of all signatures, the authority of each signatory, the due execution and delivery of all documents by all parties, the authenticity of all agreements, documents, certificates and instruments submitted to

Prudential National Municipals Fund, Inc.
Prudential Municipal Series Fund (Maryland Series)
September 18, 1998
Page 2

us as originals, the conformity of the Agreement as executed and delivered by the parties with the form of the Agreement contained in the Prospectus, and the conformity with originals of all agreements, documents, certificates and instruments submitted to us as copies.

     In rendering the opinions expressed herein, we have assumed that the transactions contemplated by the Agreement will be consummated in accordance therewith and as described in the Prospectus. As to other questions of fact material to this opinion, we have assumed, with your approval and without independent investigation or verification, that the following facts will be accurate and complete as of the consummation of the Reorganization (the "Closing Date").

     1. The fair market value of the Shares to be received by each Maryland Series shareholder will be equal to the fair market value of the shares of beneficial interest of Maryland Series surrendered in exchange therefor upon the liquidation of Maryland Series.

     2. There will be no plan or intention by any shareholder of Maryland Series who owns 5 percent or more of Maryland Series shares of beneficial interest, and to the best of the knowledge of management of Maryland Series, there will be no plan or intention on the part of the remaining shareholders of Maryland Series, to sell, exchange, or otherwise dispose of a number of Shares received in the Reorganization that would reduce Maryland Series shareholders' ownership of Shares of National Municipals Fund to a number of Shares having a value, as of the Closing Date, of less than 50 percent of the value of all formerly outstanding shares of beneficial interest of Maryland Series as of the same date. For purposes hereof, shares of beneficial interest of Maryland Series exchanged for cash or other property, surrendered by dissenters, or exchanged for cash in lieu of fractional Shares of National Municipals Fund will be treated as outstanding shares of beneficial interest of Maryland Series at the Closing Date of the Reorganization. Moreover, shares of beneficial interest of Maryland Series and Shares of National Municipals Fund held by Maryland Series shareholders and otherwise sold, redeemed, or disposed of prior or subsequent to the Reorganization and as part of the Reorganization will be considered in making this assumption.

     3. Pursuant to the Agreement, Maryland Series will distribute in complete liquidation of Maryland Series, the Shares of National Municipals Fund received by Maryland Series in the Reorganization.

     4. The liabilities of Maryland Series assumed by National Municipals Fund pursuant to the Reorganization, plus the liabilities, if any, to which assets transferred pursuant to the Reorganization will be subject, constitute less than 20% of the total consideration for the Reorganization, all such liabilities will have been incurred by Maryland Series in the ordinary course of its business, and National Municipals Fund will pay no other consideration, except for

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Prudential National Municipals Fund, Inc.
Prudential Municipal Series Fund (Maryland Series)
September 18, 1998
Page 3

the Shares, in connection with the Reorganization.

     5. All expenses incurred by Maryland Series with respect to the Reorganization will be borne by Maryland Series. Each shareholder of Maryland Series will pay its respective share of the expenses, if any, incurred in connection with the Reorganization. National Municipals Fund will pay the expenses, if any, incurred by it in connection with the Reorganization.

     6. No intercorporate indebtedness will exist between National Municipals Fund and Maryland Series that was issued, acquired, or will be settled at a discount.

     7. Maryland Series will not own, directly or indirectly, nor will it have owned during the five years preceding the Closing Date, directly or indirectly, any stock of National Municipals Fund.

     8. The assets of Maryland Series transferred to National Municipals Fund will include all assets owned by Maryland Series at fair market value on the Closing Date subject to all known liabilities of Maryland Series at such time.

     9. In accordance with the terms of the Agreement, Maryland Series will transfer all of its business and will transfer assets to National Municipals Fund representing at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Maryland Series immediately prior to the Reorganization. For purposes of this assumption, amounts paid by Maryland Series to shareholders who receive cash or other property, amounts paid to dissenters, amounts used by Maryland Series to pay its reorganization expenses and all redemptions and distributions (other than regular, normal redemptions and dividends) made by Maryland Series immediately preceding the Reorganization will be included as assets of Maryland Series held immediately prior to the Reorganization.

     10. The fair market value of the assets of Maryland Series transferred to National Municipals Fund will equal or exceed the sum of liabilities assumed by National Municipals Fund, plus the amount of liabilities, if any, to which the transferred assets will be subject.

     11. Maryland Series will not be under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

     12. No cash will be paid to the shareholders of Maryland Series in lieu of fractional Shares.

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Prudential National Municipals Fund, Inc.
Prudential Municipal Series Fund (Maryland Series)
September 18, 1998
Page 4

     13. For federal income tax purposes, Maryland Series will qualify as a regulated investment company (as defined in Code Section 851) and will have so qualified since its formation. The provisions of Code Sections 851 through 855 apply to Maryland Series and will continue to apply through the Closing Date.

     14. As of the Closing Date, Maryland Series will have declared to its shareholders of record a dividend or dividends payable prior to closing, which together with all previous such dividends will have the effect of distributing all of Maryland Series' investment company taxable income plus the excess of its interest income, if any, excludable from gross income under Code Section 103(a) (including by virtue of prior Section 853(b)(5)(C) of the Code) over its deductions disallowed under Sections 265 and 171(a)(2) for the taxable year of Maryland Series ending on the Closing Date and all its net capital gain realized in such taxable year.

     15. Except to the extent necessary to comply with its legal obligation to redeem its own shares, National Municipals Fund will have no plan or intention to reacquire any of the Shares issued in the Reorganization.

     16. Aside from an initial realignment of the portfolio of Maryland Series in which National Municipals Fund will dispose of no more than 66 2/3% of Maryland Series' assets acquired in the Reorganization, National Municipals Fund will have no plan or intention to sell or otherwise dispose of any of the assets of the Maryland Series acquired in the Reorganization, other than dispositions made in the ordinary course of business.

     17. Following the Reorganization, National Municipals Fund will continue the historic business of Maryland Series or use a significant portion of Maryland Series' historic business assets in its business.

     18. National Municipals Fund will not own, directly or indirectly, nor will it have owned during the five years preceding the Closing Date, directly or indirectly, any shares of beneficial interest of Maryland Series.

     19. National Municipals Fund will not be under the jurisdiction of a court in a Title 11 or similar case within the meaning of Code Section 368(a)(3)(A).

     20. For federal income tax purposes, National Municipals Fund will qualify as a regulated investment company (as defined in Code Section 851) and will have so qualified since its formation. The provisions of Code Sections 851 through 855 apply to National Municipals Fund prior to the Reorganization and will continue to apply after the Closing Date.

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Prudential National Municipals Fund, Inc.
Prudential Municipal Series Fund (Maryland Series)
September 18, 1998
Page 5

     21. No compensation received by any shareholder-employee of Maryland Series will be separate consideration for the Reorganization; none of the Shares of National Municipals Fund received by any shareholder-employee will be separate consideration for, or allocable to, any employment agreement; and any compensation paid to any shareholder-employee will be for services actually rendered and will be commensurate with amounts paid to other parties bargaining at arm's length for similar services.

     We note that we are members of the Bar of the State of New York and that our opinion is expressly limited to the federal laws of the United States.

     Based on the foregoing and subject to the assumptions and limitations set forth above and such examination of law as we have deemed necessary, we are of the opinion that:

     1. The Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code;

     2. Maryland Series and National Municipals Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     3. Pursuant to Sections 361(a) and 357(a) of the Code, no gain or loss will be recognized by Maryland Series upon the transfer of its assets to National Municipals Fund in exchange solely for Shares of National Municipals Fund as a result of the Reorganization and the assumption by National Municipals Fund of Maryland Series' liabilities, if any, or upon the distribution (whether actual or constructive) of the Shares of National Municipals Fund in complete liquidation of Maryland Series;

     4. Pursuant to Section 1032(a) of the Code, no gain or loss will be recognized by National Municipals Fund upon its acquisition of Maryland Series' assets solely in exchange for Shares of National Municipals Fund and the assumption by National Municipals Fund of the liabilities of Maryland Series;

     5. Pursuant to Section 362(b) of the Code, the basis of the assets of Maryland Series acquired by National Municipals Fund will be the same as the basis of such assets when held by Maryland Series immediately prior to the Reorganization;

     6. Pursuant to Section 1223(2) of the Code, the holding period of the assets of Maryland Series acquired by National Municipals Fund will include the period during which such assets were held by Maryland Series;


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Prudential National Municipals Fund, Inc.
Prudential Municipal Series Fund (Maryland Series)
September 18, 1998
Page 6

     7. Pursuant to Section 354(a)(1) of the Code, no gain or loss will be recognized by a shareholder of Maryland Series upon the exchange of his or her shares of beneficial interest solely for Shares of National Municipals Fund, including fractional Shares, in liquidation of Maryland Series;

     8. Pursuant to Section 358(a)(1) of the Code, the basis of the Shares of National Municipals Fund received by former Maryland Series shareholders will be the same as the basis of Maryland Series shares of beneficial interest surrendered in exchange therefor; and

     9. Pursuant to Section 1223(1) of the Code, the holding period for Shares of National Municipals Fund received by each shareholder of Maryland Series in exchange for his or her shares of beneficial interest of Maryland Series will include the period during which such shareholder held shares of beneficial interest of Maryland Series (provided Maryland Series shares of beneficial interest were held as capital assets on the date of the exchange).

     The opinions expressed herein are based upon currently applicable statutes and regulations and existing judicial and administrative interpretations. We can provide no assurance that such statutes or regulations, or existing judicial or administrative interpretations thereof, will not be amended, revoked or modified (possibly prior to the Closing Date) in a manner which would affect any of our conclusions. Finally, we note that this opinion is solely for the benefit of the addressees hereof in connection with the transaction described herein and, except as otherwise provided herein, should not be referred to, used, relied upon or quoted (with or without specific reference to our firm) in any documents, reports, financial statements or otherwise, without our prior written consent.

     We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name and to any reference to our firm in the Registration Statement or in the Prospectus constituting part thereof.

                                   Very truly yours,
                                   /s/ Swidler Berlin Shereff Friedman, LLP
                                   Swidler Berlin Shereff Friedman, LLP

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